Exhibit 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO EXCHANGE ACT RULES 13a-14(A) AND 15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Adriel G. Lares, certify that:

1.	I have reviewed this Annual Report on Form 10-K of 3PAR Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 29, 2009	/s/ ADRIEL G. LARES
Adriel G. Lares
Vice President of Finance, Chief Financial Officer
(Principal Financial Officer)